--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
---------------------------------------

[Photo of Mario J. Gabelli, C.F.A. Portfolio Manager]

Q. How did the Fund perform for the year ended December 31, 1997?

A. The Fund was up 42.6% for 1997.(1) The S&P 500(2) and Russell 2000(3) rose 33.4% and 22.4%, respectively, over the same twelve-month period. Since inception on May 1, 1995 through December 31, 1997, the Fund has a total return of 71.5%, which equates to an average annual return of 22.4%.

Q. What factors affected the Fund's performance in 1997?

A. Year-ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel Catch 22, we tally the "feathers in our cap" and "black eyes." In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to a fair sample of portfolio holdings which found new homes under other corporate roofs. Also prominent on our list are cable television stocks, which came into favor over the course of the year, thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Cable network stocks also soared as investors acknowledged the escalating value of these entrenched distribution channels.

      Our positions in niche industrial companies also contributed to returns. In the past, we have often discussed the new competitive strengths of American industry, the prospects for improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. All three factors combined to help boost our industrial holdings in 1997. Our "black eyes" list was dominated by auto parts stocks despite, in our opinion, offering excellent fundamental value.

Q. What strategies do you use to manage the Fund and what is your outlook for 1998?

A. Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

      Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay, if not eliminate, the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

      The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth will be relatively strong--in the 8% to 9% range. However, we are likely to see earnings disappointments for companies doing significant business in Asia and for those competing against lower priced Asian exports. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.

3 The Russell 2000 Index is an unmanged index of 2,000 small cap U.S. stocks that are generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.

      Our conclusion after all this conjecture is that in 1998, we believe that the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "Be prepared." Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in redeploying cash reserves. We doubt the Fund will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of December 31, 1997 (1)
---------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)
--------------------------------------------------------------------------------

1 Year.......................................       42.59%
Since Inception (5/1/95).....................       22.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

                              [Line chart omitted]

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

      1.    Cablevision Systems Corporation

      2.    LIN Television Corporation

      3.    Tele-Communications Inc./Liberty Media Group

      4.    Viacom Inc.

      5.    Tejas Gas Corporation

      6.    TriMas Corporation

      7.    HSN Inc.

      8.    Sequa Corporation

      9.    BET Holdings Inc.

      10.   United Television Inc.

      For a complete list of portfolio holdings, please see the Schedule of Investments.
--------------------------------------------------------------------------------


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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 86.9%
----------------------

   Shares                                                  Value
-------------------------------------------------------------------

Aerospace -- 1.5%
     65,000      Fairchild Corp., Class A               $ 1,616,875
                                                        -----------
Agriculture -- 0.6%
     16,000      Monsanto Co.                               672,000
                                                        -----------
Automotive: Parts and Accessories -- 5.2%
     15,000      Echlin Inc.                                542,812
     40,000      GenCorp Inc.                             1,000,000
     30,000      Handy & Harman                           1,035,000
     40,000      Modine Manufacturing Co.                 1,365,000
      7,100      Ragan (Brad) Inc.                          259,150
     15,000      TransPro Inc.                              135,000
     37,000      Wynn's International Inc.                1,179,375
                                                        -----------
                                                          5,516,337
                                                        -----------
Aviation: Parts and Services -- 3.3%
     11,000      AAR Corp.                                  426,250
     35,000      Coltec Industries Inc. +                   811,563
     10,000      Curtiss-Wright Corp.                       363,125
      7,500      Hi-Shear Industries Inc.                    15,469
     31,000      Hudson General Corp.                     1,488,000
     10,000      Moog Inc., Class A +                       349,375
                                                        -----------
                                                          3,453,782
                                                        -----------
Broadcasting -- 8.8%
     68,000      Ackerley Communications Inc.             1,151,750
     26,442      Chris-Craft Industries Inc.              1,383,247
      4,000      Gray Communications Systems Inc.           105,000
     50,000      Gray Communications
                   Systems Inc., Class B                  1,287,500
     24,000      Grupo Televisa SA, GDR +                   928,500
     50,000      LIN Television Corp.+                    2,725,000
     16,000      United Television Inc.                   1,662,000
                                                        -----------
                                                          9,242,997
                                                        -----------
Cable -- 9.4%
     35,000      BET Holdings Inc., Class A +             1,911,875
     45,000      Cablevision Systems Corp.,
                   Class A +                              4,308,750
     60,000      Tele-Communications Inc./
                   Liberty Media Group, Class A +         2,175,000
     27,000      Tele-Communications
                   International Inc., Class A +            486,000
     15,000      United International Holdings
                   Inc., Class A +                          172,500
     30,000      US WEST Media Group +                      866,250
                                                        -----------
                                                          9,920,375
                                                        -----------
Consumer Products -- 3.2%
     75,000      Carter-Wallace Inc.                      1,265,625
      5,000      Fortune Brands Inc.                        185,313
     20,000      Gallaher Group plc +                       427,500
     18,000      General Cigar Holdings Inc.,
                   Class B                                  389,250
     35,000      General Housewares Corp.                   367,500
     18,000      National Presto Industries Inc.            712,125
                                                        -----------
                                                          3,347,313
                                                        -----------

Consumer Services -- 2.9%
     40,000      HSN Inc.+                                2,060,000
     50,000      Rollins Inc.                             1,015,625
                                                        -----------
                                                          3,075,625
                                                        -----------

Diversified Industrial -- 6.3%
      7,500      Crane Co.                                  325,312
     16,000      GATX Corp.                               1,161,000
     18,000      Honeywell Inc.                           1,233,000
     10,000      ITT Industries Inc.                        313,750
     49,000      Katy Industries Inc.                       998,375
     15,000      Thomas Industries Inc.                     296,250
     60,000      TriMas Corp.                             2,062,500
     50,000      Tyler Corp.+                               275,000
                                                        -----------
                                                          6,665,187
                                                        -----------

Energy -- 5.3%
     10,000      Eastern Enterprises                        450,000
     90,000      Kaneb Services Inc. +                      466,875
     20,000      Pennzoil Co.                             1,336,250
     35,000      Tejas Gas Corp.                          2,143,750
     60,000      USX-Delhi Group                          1,230,000
                                                        -----------
                                                          5,626,875
                                                        -----------

Entertainment -- 6.9%
     79,664      Ascent Entertainment Group Inc. +          826,514
     42,000      Gaylord Entertainment Co., Class A       1,341,375
     30,000      GC Companies Inc. +                      1,421,250
     25,000      Time Warner Inc.                         1,550,000
     53,000      Viacom Inc., Class A +                   2,166,375
                                                        -----------
                                                          7,305,514
                                                        -----------


                       See notes to financial statements.

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   Shares                                                   Value
-------------------------------------------------------------------
Equipment and Supplies -- 8.2%
     11,000      Aeroquip-Vickers Inc.                 $    539,688
     25,000      AMETEK Inc.                                675,000
     22,000      Ampco-Pittsburgh Corp.                     430,375
      6,000      CLARCOR Inc.                               177,750
     15,000      CTS Corp.                                  479,063
     12,500      Franklin Electric Co. Inc.                 803,125
     35,000      Fedders Corp.                              218,750
      4,000      Ingersoll-Rand Co.                         162,000
     25,000      Navistar International Corp. +             620,312
     14,200      Pittway Corp.                              978,913
     17,300      Portec Inc.                                250,850
     30,000      Sequa Corp., Class A +                   1,951,875
     24,000      SPS Technologies Inc. +                  1,047,000
     15,000      Sterling Electronics Corp.                 313,125
                                                       ------------
                                                          8,647,826
                                                       ------------
Financial Services -- 1.9%
      2,000      Block (H&R) Inc.                            89,625
      2,000      Mellon Bank Corp.                          121,250
     22,000      Midland Co.                              1,386,000
     15,000      Pioneer Group Inc.                         421,875
                                                       ------------
                                                          2,018,750
                                                       ------------
Food and Beverage -- 6.3%
     50,000      Celestial Seasonings Inc. +              1,575,000
      2,000      CPC International Inc.                     215,500
     14,000      General Mills Inc.                       1,002,750
      5,000      Heinz (H.J.) Co.                           254,062
     22,000      Quaker Oats Co.                          1,160,500
     45,000      Seagram Co. Ltd.                         1,454,063
     10,786      Tootsie Roll Industries Inc.               674,125
     10,000      Twinlab Corp.                              247,500
                                                       ------------
                                                          6,583,500
                                                       ------------
Health Care -- 0.5%
     75,000      IVAX Corp. +                               506,250
                                                       ------------
Hotels and Gaming -- 3.0%
     45,000      Aztar Corp. +                              281,250
     11,000      Hilton Hotels Corp.                        327,250
     15,000      ITT Corp, New +                          1,243,125
     90,000      Jackpot Enterprises Inc.                 1,018,125
     38,000      Trump Hotels & Casino Resorts Inc.+        254,125
                                                       ------------
                                                          3,123,875
                                                       ------------
Publishing -- 5.8%
      5,000      Dow Jones & Co. Inc.                       268,438
     20,000      Golden Books Family Entertainment
                   Inc. +                                   206,250
     15,000      Harcourt General Inc.                      822,187
     15,000      Lee Enterprises Inc.                       443,438
     10,000      McClatchy Newspapers Inc., Class A         271,875
     35,000      Media General Inc., Class A              1,463,436
     28,000      Meredith Corp.                             999,250
     10,000      Pulitzer Publishing Co.                    628,125
     15,000      Reader's Digest Association Inc.,
                   Class B                                  365,625
     55,000      Thomas Nelson Inc.                         635,937
                                                       ------------
                                                          6,104,561
                                                       ------------
Real Estate -- 1.0%
     30,000      Griffin Land & Nurseries Inc.              465,000
     30,000      Catellus Development Corp.                 600,000
                                                       ------------
                                                          1,065,000
                                                       ------------
Retail -- 2.6%
     70,000      Bruno's Inc., New +                        144,375
     35,000      Giant Food Inc., Class A                 1,179,063
     45,000      Neiman Marcus Group Inc. +               1,361,250
      2,000      Scheib (Earl) Inc.                          16,000
                                                       ------------
                                                          2,700,688
                                                       ------------
Specialty Chemical -- 0.4%
     18,000      Ferro Corp.                                437,625
                                                       ------------
Telecommunications -- 1.8%
     50,000      Citizens Utilities Co., Class B            481,250
     28,000      Southern New England
                   Telecommunications Corp.               1,408,750
                                                       ------------
                                                          1,890,000
                                                       ------------

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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

   Shares                                                  Value
-------------------------------------------------------------------

Wireless Communications -- 2.0%
     20,000      Centennial Cellular Corp., Class A +  $    410,000
     32,000      COMSAT Corp.                               776,000
     20,000      Rogers Cantel Mobile
                   Communications Inc., Class B +           185,000
     15,000      Telephone and Data Systems Inc.            698,437
                                                       ------------
                                                          2,069,437
                                                       ------------

TOTAL COMMON STOCKS
  (Cost $70,799,877)                                   $ 91,590,392
                                                       ------------

----------------------------
U.S. TREASURY BILLS -- 13.0%
----------------------------

 Principal
   Amount                                                  Value
-------------------------------------------------------------------

$ 13,716,000     5.010% to 5.278%++ due 01/08/98 --
                   02/26/98                            $ 13,676,179
                                                       ------------
TOTAL U.S. TREASURY BILLS
  (Cost $13,676,179)                                     13,676,179
                                                       ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $84,476,056)(a)                                 105,266,571
                                                       ------------

OTHER ASSETS AND LIABILITIES
  (Net) -- 0.1%                                              83,694
                                                       ------------

NET ASSETS -- 100.0%                                   $105,350,265
                                                       ============

(a) Aggregate cost for Federal tax purposes was $84,535,164. Net unrealized appreciation for Federal tax purposes was $20,731,407 (gross unrealized appreciation was $22,308,942 and gross unrealized depreciation was $1,577,535).
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
GDR -- Global Depositary Receipt


                       See notes to financial statements.

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--------------------------------------------------------------------------------

  STATEMENT OF ASSETS
  AND LIABILITIES
  December 31, 1997


Assets:
  Investments, at value (cost $84,476,056)       $ 105,266,571
  Deferred organizational expenses                      46,576
  Dividends receivable                                  63,289
  Receivable for investments sold                       99,496
  Receivable for Fund shares sold                    1,060,546
                                                 -------------
    Total Assets                                   106,536,478
                                                 -------------

Liabilities:
  Payable for investments purchased                    915,104
  Payable for Fund shares redeemed                     117,384
  Payable for management fees                           82,860
  Accrued Directors' fees                                6,600
  Other accrued expenses                                64,265
                                                 -------------
    Total Liabilities                                1,186,213
                                                 -------------
    Net assets applicable to 6,881,175 shares
      outstanding                                $ 105,350,265
                                                 =============
    Net Asset Value, offering and redemption
      price per share                            $       15.31
                                                 =============

Net Assets consist of:
  Shares of common stock at par value            $       6,881
  Additional paid-in capital                        84,603,284
  Distribution in excess of net realized
    gain on investments                                (50,415)
  Net unrealized appreciation on investments        20,790,515
                                                 -------------
    Total Net Assets                             $ 105,350,265
                                                 =============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

Investment Income:
  Dividends                                      $     594,615
  Interest                                             343,370
                                                 -------------
    Total Investment Income                            937,985
                                                 -------------

Expenses:
  Management fees                                      700,568
  Legal and audit fees                                  32,144
  Custodian fees                                        25,813
  Directors' fees                                       24,288
  Amortization of organizational expenses               20,000
  Shareholder services fees                              9,521
  Miscellaneous                                          7,365
                                                 -------------
  Total Expenses                                       819,699
                                                 -------------
Net Investment Income                                  118,286
                                                 -------------

Net Realized and Unrealized Gain on
Investments:
  Net realized gain on investments                   7,046,284
  Net change in unrealized appreciation
    on investments                                  17,681,316
                                                 -------------
Net realized and unrealized gain on investments     24,727,600
                                                 -------------
Net increase in net assets resulting from
  operations                                     $  24,845,886
                                                 =============


                       See notes to financial statements.

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Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1997


                                                               1997            1996
                                                           -------------   ------------
Operations:
  Net investment income                                    $     118,286   $     92,133
  Net realized gain on investments                             7,046,284      1,411,324
  Net change in unrealized appreciation on investments        17,681,316      2,258,045
                                                           -------------   ------------
  Net increase in net assets resulting from operations        24,845,886      3,761,502
Distributions to shareholders:
  From net investment income                                    (118,286)       (95,723)
  From excess of net investment income                            (8,067)            --
  From net realized gain on investments                       (7,046,284)    (1,416,212)
  In excess of net realized gain on investments                  (29,472)            --
Share Transactions:
  Net increase in net assets from fund share transactions     36,244,957     22,848,022
                                                           -------------   ------------
  Net increase in net assets                                  53,888,734     25,097,589
Net Assets:
  Beginning of year                                           51,461,531     26,363,942
                                                           -------------   ------------

  End of year                                              $ 105,350,265   $ 51,461,531
                                                           =============   ============


                       See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

      Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provisions for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

--------------------------------------------------------------------------------

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Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Organizational Expenses.

      A total of $100,000 was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
2. -- Agreements with Affiliated Parties
----------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets.

--------------------------
3. -- Portfolio Securities
--------------------------

      Purchases and sales of securities for the year ended December 31, 1997, other than U.S. government obligations and short term securities, aggregated $56,210,307 and $42,191,156, respectively.

----------------------------------
4. -- Transactions with Affiliates
----------------------------------

      During the year ended December 31, 1997, the Fund paid brokerage commissions of $99,105 to Gabelli & Company, Inc. and its affiliates.

----------------------------
5. -- Shares of Common Stock
----------------------------

      Transactions in shares of common stock were as follows:

                                  Year Ended                  Year Ended
                                   12/31/97                    12/31/96
                                  ---------                    --------
                            Shares        Amount        Shares        Amount
                            ------        ------        ------        ------
Shares sold                3,454,754   $ 50,227,654    2,913,475   $ 33,336,923
Shares issued upon re-
 investment of dividends     478,228      7,202,109      131,244      1,511,935
Shares redeemed           (1,507,694)   (21,184,806)  (1,052,170)   (12,000,836)
                          ----------   ------------   ----------   ------------
Net increase               2,425,288   $ 36,244,957    1,992,549   $ 22,848,022
                          ==========   ============   ==========   ============

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FINANCIAL HIGHLIGHTS

Per share amounts for a Fund share outstanding throughout each period.

                                                                 Year Ended December 31,
--------------------------------------------------------------------------------------------
                                                                1997        1996       1995*
                                                              --------    -------    -------
Operating performance:
  Net asset value, beginning of period                        $  11.55    $ 10.70    $ 10.00
                                                              --------    -------    -------
  Net investment income                                           0.02       0.02       0.03(a)
  Net realized and unrealized gain on investments                 4.88       1.16       0.80
                                                              --------    -------    -------
  Total from investment operations                                4.90       1.18       0.83
                                                              --------    -------    -------
Distributions to shareholders:
  From net investment income                                     (0.02)     (0.02)     (0.03)
  From net realized gains                                        (1.12)     (0.31)     (0.09)
  In excess of net realized gain on investments                  (0.00)(c)    --       (0.01)
  Total distributions                                            (1.14)     (0.33)     (0.13)
                                                              --------    -------    -------
Net asset value, end of period                                $  15.31    $ 11.55    $ 10.70
                                                              ========    =======    =======
  Total return**                                                  42.6%      11.0%       8.4%
                                                              ========    =======    =======

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's)                          $105,350    $51,462    $26,364
Ratio of net investment income to average
  net assets                                                      0.17%      0.21%      0.75%+
Ratio of operating expenses to average
  net assets                                                      1.17%      1.31%      1.78%+(b)
Portfolio turnover rate                                           65.5%      53.2%      81.4%
Average commission rate per share (d)                         $ 0.0447    $0.0496        N/A

------------
*   The Fund commenced operations on May 1, 1995.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized. The performance of the fund does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
+   Annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b) Ratio of operating expenses to average net assets before expenses assumed by the Manager and Adviser was 1.92%.
(c) Amount represents less than $0.01 per share.
(d) For fiscal years beginning after September 1, 1995, the SEC requires a fund to disclose the average commission rate paid per share.


                       See notes to financial statements.
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

---------------
Gabelli Capital
  Asset Fund
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      5
---------------

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Gabelli Capital Asset Fund
--------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1997, and the results of its operations for the year then ended, and the changes in its net assets for the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                              /s/ Ernst & Young LLP



New York, New York
February 4, 1998



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